FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) August 2, 1999

                        PENNS WOODS BANCORP, INC.
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                     (Name of Issuer in its charter)

         Pennsylvania                  0-17077              23-2226454
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(State or other jurisdiction of     (SEC File No.)       (I.R.S. Employer
incorporation or organization                          Identification No.)

115 South Main Street
Jersey Shore, PA                                           17740
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(Address of principal executive offices)                (Zip Code)

Issuer's telephone number,        (570) 398-2213
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                                       N/A
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(Former Name of former address, if changed since last report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

At its Board of Directors meeting on July 27, 1999, the Board of Directors of the Registrant, upon the recommendation of its aduit committee, engaged the accounting firm of S.R. Snodgrass, A.C. as independent accountants for Registrant's fiscal year 1999.

During the two most recent fiscal years and the interim period subsequent to June 30, 1999, there have been no disagreements with Parente, Randolf, Orlando, Carey & Associates (PROCA) on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure or any reportable events.

PROCA's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested a letter from PROCA addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in repsonse to this item 4 and, if not, stating the respect in which it does not agree. The Registrant delivered a copy of this Form 8-K report to PROCA on August 2, 1999. The Restraint will file by amendment, as an exhibit to this Form 8-K report a copy of such letter when it is received.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PENNS WOODS BANCORP, INC.

Dated: August 2, 1999                /s/ Ronald A. Walko
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                                     Ronald A. Walko,  Executive
                                        Vice President and Chief Executive
                                       Officer